UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 22, 2018
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
As previously disclosed by Lions Gate Entertainment Corp. (the “Company”), between July 19, 2016 and August 30, 2016, seven putative class action complaints were filed by purported stockholders of Starz, a subsidiary of the Company, in the Court of Chancery of the State of Delaware against former members of the board of directors of Starz, John C. Malone and the Company (the “Litigation”) in connection with the acquisition of Starz by the Company in December 2016.  The Litigation was consolidated into In re Starz Stockholder Litigation, Consolidated C.A. No. 12584-VCG.

            On August 22, 2018, the parties to the Litigation reached an agreement in principle providing for the settlement of the Litigation on the terms and conditions set forth in an executed term sheet (the “Term Sheet”). The Term Sheet provides for, among other things, the final dismissal of the Litigation in exchange for a settlement payment made in the amount of $92.5 million. Insurance reimbursement is being sought and is expected for a significant portion of this amount.

            The settlement of the Litigation is subject to the final approval of the Court of Chancery of the State of Delaware. In addition, the settlement of the Litigation is not contingent or dependent in any way on, and does not release or resolve claims for, the separate statutory appraisal action brought by petitioners in In re Starz Appraisal, Consolidated CA. No. 12968-VCG.

This Current Report on Form 8-K includes forward-looking statements.  Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including the risk factors as set forth in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2018.  The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2018

                                                                                    LIONS GATE ENTERTAINMENT CORP.
                                                                                    (Registrant)

                                                                                    By:       /s/ James W. Barge
                                                                                    Name:     James W. Barge
                                                                                    Title:    Chief Financial Officer